Power of Attorney

Each of the undersigned Trustees and Officers of the Shelton Funds and SCM Trust (each a "Trust"), hereby appoints Stephen C. Rogers, William P. Mock and Gregory T. Pusch (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to its registration statement on Form N-1A or any proxy/registration statement on Form N-14 under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Trust, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and any applications for exemptive orders or rulings relating thereto. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustees and Officers hereby execute this Power of Attorney as of this 22nd day of May, 2017.

Stephen C. Rogers	William P. Mock
Principal Executive Officer	Principal Financial and Accounting
and Trustee	Officer

Kevin T. Kogler	Stephen H. Sutro
Trustee	Trustee

/s/ Marco Quazzo
Marco Quazzo
Trustee

Power of Attorney

Each of the undersigned Trustees and Officers of the Shelton Funds and SCM Trust (each a "Trust"), hereby appoints Stephen C. Rogers, William P. Mock and Gregory T. Pusch (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to its registration statement on Form N-1A or any proxy/registration statement on Form N-14 under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Trust, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and any applications for exemptive orders or rulings relating thereto. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

The undersigned Trustees and Officers hereby execute this Power of Attorney as of this 19th day of May, 2017.

/s/ Stephen C. Rogers	/s/ William P. Mock
Stephen C. Rogers	William P. Mock
Principal Executive Officer	Principal Financial and Accounting
and Trustee	Officer

/s/ Kevin T. Kogler	/s/ Stephen H. Sutro
Kevin T. Kogler	Stephen H. Sutro
Trustee	Trustee

Marco Quazzo
Trustee